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                                                                  Exhibit 24

                              POWER OF ATTORNEY

       We, the undersigned officers and directors of Dobson Communications Corporation (hereinafter, the "Company"), hereby severally constitute Everett
R. Dobson, Bruce R. Knooihuizen and Ronald L. Ripley, and each of them, severally, our true and lawful attorneys in fact will full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement on Form S-1, any amendment thereto (including post-effective amendments), and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (the "Securities Act"), for the purpose of registering under the Securities Act of 1933 shares of the Company's Class A Common Stock to be sold by the Company, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

       DATED this 30th day of November, 1999.




/s/ Everett R. Dobson
-----------------------------------
Everett R. Dobson, Chairman of
The Board, President and Chief
Executive Officer (Principal
Executive Officer)


/s/ Bruce R. Knooihuizen                  /s/ Trent LeForce
-----------------------------------       ------------------------------------
Bruce R. Knooihuizen, Vice                Trent LeForce, Controller (Principal
President and Chief Financial             Accounting Officer
Officer (Principal Financial
Officer)


/s/ Stephen T. Dobson                     /s/ Russell L. Dobson
-----------------------------------       ------------------------------------
Stephen T. Dobson, Secretary and          Russell L. Dobson, Director
Director


/s/ Justin L. Jaschke                     /s/ Albert H. Pharis, Jr.
-----------------------------------       ------------------------------------
Justin L. Jaschke, Director               Albert H. Pharis, Jr., Director


/s/ Dana L. Schmaltz
-----------------------------------
Dana L. Schmaltz, Director